Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Schedule of Loss per Share

The following summarizes basic and diluted loss per share for the period:

	For the year ended December 31,
In thousands of USD, except share data	2022	2021	2020
Net loss attributable to ordinary shareholders	(93,735)	(87,009)	(59,943)
Weighted average number of ordinary shares issued and outstanding	44,126,733	26,957,258	9,599,704
Basic and diluted loss per share (in USD)	(2.12)	(3.23)	(6.24)